THIRD QUARTER 2024 RESULTS NASDAQ: FULT Data as of or for the period ended September 30, 2024 unless otherwise noted

This presentation may contain forward-looking statements with respect to Fulton Financial Corporation's (the "Corporation“ or “Fulton”) financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2024 Outlook" contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission(the "SEC") and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

3 Third Quarter 2024 Financial Highlights (1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. • Operating Net Income Available to Common Shareholders of $0.50 per Diluted Share • Net Interest Margin Expansion of Six Basis Points to 3.49% • Deposit Growth of $745 million when excluding brokered deposit run off of $153 million • Increases in Capitalization and Capital Ratios • Growth in Tangible Book Value Per Share of $0.59, or 4.7%, to $13.02 • Improvements in Efficiency and Operating Expense levels • Progress on key strategic initiatives 3Q24 2Q24 3Q24 2Q24 Net Income ($ in millions) $60.6 $92.4 $91.3 $82.5 Return on Average Assets (annualized) 0.79% 1.24% 1.17% 1.11% Return on Average Tangible Common Equity (annualized; non-GAAP) -- -- 15.65% 15.56% Efficiency Ratio (non-GAAP) -- -- 59.6% 62.6% Operating Expenditures / Average Assets (annualized) 2.82% 2.61% 2.45% 2.55% Diluted Earnings Per Share $0.33 $0.52 $0.50 $0.47 Pre-Provision Net Revenue ($ in millions; non-GAAP) -- -- $128.3 $111.8 PPNR / Average Assets (annualized; non-GAAP) -- -- 1.61% 1.46% GAAP Reported Operating (1)

4 Deepening Our Commitment to Purpose, Vision, & Strategic Execution Simplicity in the operating model - Realign value propositions and coverage models by customer size and complexity - Redesign end-to-end processes with single ownership to deliver superior customer experience - Simplify organizational structures Focus on Fulton’s core relationships - Invest in “relationship” products & specialties to capture full wallet share while reducing emphasis on non- relationship activities - Concentrate on higher-value markets with a “right to win” while streamlining the presence elsewhere - Identify cost efficiencies in operational activities that do not drive customer experience Productivity across the Bank - Unlock time and training for sales excellence vs. service on front line, customer facing roles - Enhance digital experiences aligned with the strategy, including consumer digital transactions - Deliver operational excellence in the back-office, with enhanced speed and efficiency

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 5 Income Statement Summary 3Q24 2Q24 Linked-Quarter Change Net interest income $258,009 $241,720 $16,289 Provision for credit losses 11,929 32,056 (20,127) Non-interest income 59,674 113,276 (53,602) Securities (losses) (1) (20,282) 20,281 Non-interest expense 226,089 199,488 26,601 Income before income taxes 79,664 103,170 (23,506) Income taxes 16,458 8,195 8,263 Net income 63,206 94,975 (31,769) Preferred stock dividends (2,562) (2,562) - Net income available to common shareholders $60,644 $92,413 ($31,769) Net income available to common shareholders, per share (diluted) $0.33 $0.52 ($0.19) Operating net income available to common shareholders, per share (diluted) (1) $0.50 $0.47 $0.03 ROAA 0.79% 1.24% -0.45% Operating ROAA (1) 1.17% 1.11% 0.06% ROAE 8.13% 13.47% -5.34% Operating ROAE (tangible) (1) 15.65% 15.56% 0.09% Efficiency ratio (1) 59.6% 62.6% -3.0% (dollars in thousands, except per-share data)

• NIM was 3.49% in the third quarter of 2024, increasing six basis points compared to the second quarter of 2024. • Loan yields improved by eight basis points during the third quarter of 2024, increasing to 6.20% compared to 6.12% in the second quarter of 2024. • Total cost of deposits was 2.24% for the third quarter of 2024, an increase of 10 basis points compared to the second quarter of 2024. 6 Net Interest Income and Net Interest Margin (“NIM”) 3Q24 Highlights Net Interest Income(1) & NIM Average Deposits and Borrowings & Other and Cost of Funds Average Interest-Earning Assets & Yields (dollars in millions) (dollars in billions) (dollars in billions) (1) Net interest income on a non fully tax equivalent basis.

7 Non-Interest Income Increases due to: • Commercial banking revenue, specifically commercial interest rate swap income • Record wealth management income • Consumer transaction fees modestly higher Offset by: • $7.7 million fair value adjustment to the gain on acquisition, net of tax • Lower gain on sale of mortgage loans due to lower volumes during the quarter (dollars in thousands) 3Q24 Fulton Organic 3Q24 Republic Transaction 3Q24 Consolidated 2Q24 Fulton Organic 2Q24 Republic Transaction 2Q24 Consolidated Linked- Quarter Change Commercial Banking $21,905 $384 $22,289 $21,027 $383 $21,410 $879 Wealth Management 21,596 - 21,596 20,990 - 20,990 606 Consumer Banking 12,790 2,138 14,928 12,256 2,344 14,600 328 Mortgage Banking 3,142 - 3,142 3,951 - 3,951 (809) Gain On Acquisition, net of tax - (7,706) (7,706) - 47,392 47,392 (55,098) Other 5,348 77 5,425 4,874 59 4,933 492 Non-interest income before investment securities gains (losses) 64,780 (5,106) 59,674 63,098 50,178 113,276 (53,602) Investment securities gains (losses), net (1) - (1) (20,282) - (20,282) 20,281 Total Non-Interest Income $64,779 ($5,106) $59,673 $42,816 $50,178 $92,994 ($33,321)

Non-Interest Expense

(dollars in thousands)	3Q24 Fulton Organic	3Q24 Republic Transaction	3Q24 Consolidated	2Q24 Fulton Organic	2Q24 Republic Transaction	2Q24 Consolidated	Linked-Quarter Change
Salaries and employee benefits	$107,986	$10,838	$118,824	$102,117	$8,513	$110,630	$8,194
Data processing and software	17,168	3,146	20,314	17,978	2,379	20,357	(43)
Net occupancy	15,502	3,497	18,999	15,328	2,465	17,793	1,206
Other outside services	14,532	1,307	15,839	16,280	653	16,933	(1,094)
Intangible Amortization	499	5,788	6,287	551	4,137	4,688	1,599
FDIC insurance	3,959	1,150	5,109	5,310	1,386	6,696	(1,587)
Equipment	4,148	712	4,860	4,123	438	4,561	299
Professional fees	2,621	190	2,811	2,314	257	2,571	240
Acquisition-related expenses	14,195	-	14,195	13,803	-	13,803	392
Other	16,817	2,034	18,851	587	869	1,456	17,395
Total non-interest expense	**197,427**	**28,662**	**226,089**	**178,391**	**21,097**	**199,488**	**26,601**
Non-GAAP Adjustments:							
Less: Intangible amortization	(499)	(5,788)	(6,287)	(551)	(4,137)	(4,688)	(1,599)
Less: Acquisition-related expenses	(14,195)	-	(14,195)	(13,803)	-	(13,803)	(392)
Plus: Gain on sale-leaseback	-	-	-	20,266	-	20,266	(20,266)
Less: FDIC special assessment	16	-	16	-	-	-	16
Less: FultonFirst implementation and asset disposals	(9,385)	-	(9,385)	(6,323)	-	(6,323)	(3,062)
Operating non-interest expense[(1)]	**$173,363**	**$22,875**	**$196,238**	**$177,980**	**$16,960**	**$194,940**	**$1,298**

- A $5.9 million increase in operating non-interest expense due to a full quarter contribution of the Republic Transaction, offset by a $4.6 million decline in Fulton organic expenses.

FULTON FINANCIAL CORPORATION

(1) Non-GAAP financial measures. Please refer to the calculation and management's reason for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

8

Success to Date Positions Fulton Well for 2025 & Beyond

Estimated FultonFirst Financial Benefits

2025 estimated cost saves of ~$25 million

- Anticipate ~45% in 1H25; balance in 2H25

Estimated annual full realized benefit of greater than $50 million

- Fully realized in 2026

Anticipated earn-back period of less than 12 months

- Based on full implementation run-rate

Reinvestment towards revenue generating initiatives evident in 2026 and later

- Reorganizing commercial segments based on customer needs and expectations
- Focus and dedicated leadership of our Business Banking segment
- Market realignment for quicker decisioning

Positioning for Growth

Implementation costs associated with FultonFirst should abate through 2025:

- Implementation-to-date costs of approximately $24 million (4Q23 – 3Q24)
- 4Q24 cost estimated ~$10 million
- 2025 anticipated related spend of ~$14 million

Creating Efficiency & Operating Leverage

FultonFirst + full-year Republic Bank cost saves should drive 2025 total operating expenses of "flat" when compared to 2024

FULTON FINANCIAL CORPORATION

9

10 Asset Quality Provision for Credit Losses Non-Performing Loans (“NPLs”) & NPLs to Loans Net Charge-offs (“NCOs”) and NCOs to Average Loans ACL(1) to NPLs & Loans (1) The allowance for credit losses (“ACL”) relates specifically to “Loans, net of unearned income” and does not include reserves related to off-balance sheet credit exposures.

11 (1) Regulatory capital ratios and excess capital amounts as of September 30, 2024 are preliminary estimates. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well- capitalized minimum. $1,181 $581 $730 $790 (as of September 30, 2024) (dollars in millions) (2) Capital Ratios(1)

2024 Operating Outlook 12 Net Interest Income: $925 - $950 million(1) Provision for Credit Losses: $40 - $60 million(2) Non-Interest Income: $240 - $260 million(3) Non-Interest Expense: $750 - $770 million(4) Effective Tax Rate: 16% - 18%(5) (1) Incorporates the Fed Funds Rate decrease of 50 basis points in September, 25 basis points in November and 25 basis points in December 2024. (2) Excludes the CECL day 1 provision for credit losses of $23.4 million related to non-purchased credit deteriorated loans acquired in the Republic Transaction. (3) Excludes investment securities gains and losses and gain on acquisition, net of tax. (4) Excludes non-operating expenses, including Core Deposit Intangible Amortization. (5) Excludes the impact from the gain on acquisition, net of tax.

13 A Larger Deposit Portfolio That Remains Granular, Tenured and Diversified With Significant Liquidity Coverage Deposit Mix By Customer (September 30, 2024) Deposit Portfolio Highlights(1) 877,000 deposit accounts $29,535 average account balance ~10 year average account age 23% estimated uninsured deposits 233% coverage of estimated uninsured deposits Deposit Mix By Product(2) (1) As of September 30, 2024. Estimated uninsured deposits net of collateralized municipal deposits and inter-company deposits. For the calculation of the coverage of estimated uninsured deposits, please refer to the slide titled “Liquidity Profile.” (2) Deposit balances are ending balances. (dollars in millions)

The Loan Portfolio Remains Diversified and Granular With Low Office Concentration at 3% of Total Loans 14 Office Only Profile • $876 million in office loan commitments • $812 million in office loans outstanding • representing 3% of total loans • Average loan size is $2.3 million • Weighted average loan-to-value(1) (“LTV”) ratio of 65% • Weighted average debt service coverage ratio (“DSCR”) of 1.33x • 84% of loans with full recourse; 68% LTV; 1.29x DSCR • 16% of loans non-recourse; 52% LTV; 1.57x DSCR • Nine relationships over $20 million, totaling $226 million in commitments, including: • Six relationships in central business districts • $216 million in commitments located in central business districts • Classification • 28% Class A • 20% Class B • 5% Class C • 47% Not Classified Total Loan Portfolio (September 30, 2024) (1) LTV as of most recent appraisal.

The Office Portfolio Has Been Originated Over Time, Will Mature Over Time, and Remains Granular and Diverse 15 Originated Over Time Maturing Over Time Granular Loan Portfolio Geographically Diverse by MSA(1) (1) Metropolitan Statistical Areas or “MSA” titled in short name for presentation purposes. $80 $227 $102 $271 $197 241 104 14 20 8 Under $1MM $1MM - $5MM $5MM - $10MM $10MM - $20MM Greater than $20MM Fulton Commitments (in millions) Republic Commitments (in millions) Number of Loans $1.2 $2.3 $4.7 $4.9 $1.4 $2.3 $32 $103 $104 $113 $150 $374 73% 80% 51% 61% 61% 67% Allentown New York Baltimore Washington, D.C. Other MSAs Philadelphia Fulton Commitments (in millions) Republic Commitments (in millions) Average Loan Size (in millions) Weighted Average LTV 92 31 19 27 24 24 41 46 33 32 18 $93 $68 $81 $92 $47 $70 $103 $93 $146 $66 $17 2014 & prior 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Fulton Commitments (in millions) Republic Commitments (in millions) Number of Loans

Multi-Family Loans Represent 8% of the Total Loan Portfolio With a Small Average Loan Size, Low LTV’S and Solid DSCR 16 (1) LTV as of most recent appraisal. Multi-Family Profile • $2.4 billion in multi-family loan commitments • $1.9 billion in multi-family loans outstanding • representing 8% of total loans • Average loan size is $3.3 million • Weighted average LTV(1) ratio of 59% • Weighted Average DSCR of 1.27x • 90% of loans with recourse • 31% construction; 69% stabilized • Classification o 42% Class A o 13% Class B o 4% Class C o 41% Not Classified Total Loan Portfolio (September 30, 2024)

The Majority of the Multi-Family Portfolio Has Been Recently Originated and Appraised and Has a Long-Dated Maturity Horizon 17 Recently Originated and Appraised Maturing Over Time Diversified by Size Diversified by Geographical MSA $148 $449 $464 $513 $823 398 189 63 36 32 Under $1MM $1MM - $5MM $5MM - $10MM $10MM - $20MM Greater than $20MM Fulton Commitments (in millions) Republic Commitments (in millions) Number of Loans $6.3 $5.9 $2.5 $3.6 $3.1 $3.3 $114 $147 $226 $242 $584 $1,084 49% 55% 70% 64% 55% 60% Virginia Beach Harrisburg Lancaster New York Other MSAs Philadelphia Fulton Commitments (in millions) Republic Commitments (in millions) Average Loan Size (in millions) Weighted Average LTV

18 Noninterest-Bearing Deposit Trends • Growth in the Corporation’s commercial banking business, as well as the historically low levels of interest rates for much of the post-2008 period, led to a generally increasing trend in the percentage of noninterest-bearing deposits. • Prior to 2008, noninterest-bearing deposits averaged 15%-20% of total deposits. As of September 30, 2024, noninterest- bearing deposits were 21.0% of total deposits down from a peak of 35% in June 2022. • Deposit growth, including growth in noninterest-bearing deposits, remains a key component of the Corporation’s relationship banking strategy. Source: S&P Global Market Intelligence, Federal Reserve Bank of New York and Board of Governors of the Federal Reserve System (US); Corporation’s reported results for NIM and percentage of noninterest-bearing deposits at September 30,2024. % Noninterest-Bearing Deposits, NIM and Fed Funds Effective Rate

Estimated Uninsured Deposits September 30, 2024 Total Deposits $26,152 Estimated Uninsured Deposits $9,468 Estimated Uninsured Deposits to Total Deposits 36% Estimated Uninsured Deposits $9,468 Less: Collateralized Municipal Deposits (3,365) Net Estimated Uninsured Deposits (4) $6,103 Net Estimated Uninsured Deposits to Total Deposits 23% Committed Liquidity to Net Estimated Uninsured Deposits 117% Available Liquidity to Net Estimated Uninsured Deposits 233% 19 Liquidity Profile (1) Includes cash at the FHLB and Federal Reserve and vault cash for liquidity purposes only. (2) Includes accrued interest, fees, and other adjustments. (3) Brokered deposit availability is based upon internal policy limit. (4) Net estimated uninsured deposits are net of collateralized municipal deposits and inter-company deposits. (dollars in thousands) Available Liquidity September 30, 2024 Cash On-Hand (1) 1,175$ Federal Reserve Capacity 1,515$ Total Available @ Federal Reserve 1,515$ FHLB Borrowing Capacity 10,665$ Advances(2) (959)$ Letters of Credit (4,059)$ Total Available @ FHLB 5,647$ Total Committed Liquidity 7,162$ Fed Funds Lines 2,556 Outstanding Net Fed Funds - Total Fed Funds Lines Available 2,556$ Brokered Deposit Capacity (3) 4,166 Brokered & Wholesale Deposits (843) Total Brokered Deposit Availability 3,323$ Total Uncommitted Available Liquidity 5,879$ Total Available Liquidity 14,216$

20 Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. (1) Resulting from the reference rate transition from London Interbank Offered Rate ("LIBOR") to Secured Overnight Financing Rate ("SOFR") in the Corporation's commercial customer interest rate swap program. Non-GAAP Reconciliation Three months ended (dollars in thousands) Sep 30 Jun 30 2024 2024 Operating net income available to common shareholders Net income available to common shareholders $60,644 $92,413 Less: Interest rate derivative transition valuation (1) 138 (137) Less: Loss (gain) on acquisition, net of tax 7,706 (47,392) Less: Non-PCD credit-related interest income from acquisition (815) (571) Plus: Loss on securities restructuring - 20,282 Plus: Acquisition-related expense 14,195 13,803 Plus: Core deposit intangible amortization 6,155 4,556 Plus: CECL day 1 provision expense - 23,444 Plus: FDIC special assessment (16) - Plus: FultonFirst implementation and asset disposals 9,385 6,323 Less: Gain on sale-leaseback - (20,266) Less: Tax impact of adjustments (6,099) (9,961) Operating net income available to common shareholders (numerator) $91,293 $82,494 Weighted average shares (diluted) (denominator) 183,609 176,934 Operating net income available to common shareholder, per share (diluted) $0.50 $0.47

21 (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program. Non-GAAP Reconciliation (dollars in thousands) Sep 30 Jun 30 2024 2024 Operating return on average assets Net income $63,206 $94,975 Less: Interest rate derivative transition valuation (1) 138 (137) Less: Loss (gain) on acquisition, net of tax 7,706 (47,392) Less: Non-PCD credit-related interest income from acquisition (815) (571) Plus: Loss on securities restructuring - 20,282 Plus: Acquisition-related expense 14,195 13,803 Plus: Core deposit intangible amortization 6,155 4,556 Plus: CECL day 1 provision expense - 23,444 Plus: FDIC special assessment (16) - Plus: FultonFirst implementation and asset disposals 9,385 6,323 Less: Gain on sale-leaseback - (20,266) Less: Tax impact of adjustments (6,099) (9,961) Operating net income (numerator) $93,855 $85,056 Total average assets $31,895,235 $30,774,891 Less: Average net core deposit intangible (89,350) (68,234) Total Operating average assets (denominator) $31,805,885 $30,706,657 Operating return on average assets 1.17% 1.11% Three months ended

22 (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program. Non-GAAP Reconciliation Three months ended (dollars in thousands) Sep 30 Jun 30 2024 2024 Operating non-interest expense to total average assets Non-interest expense $226,089 $199,488 Less: Amortization of tax credit investments - - Less: Intangible amortization (6,287) (4,688) Less: Acquisition-related expense (14,195) (13,803) Plus: Gain on sale-leaseback - 20,266 Less: FDIC special assessment 16 - Less: FultonFirst implementation and asset disposals (9,385) (6,323) Operating non-interest expense (numerator) 196,238 194,940 Total average assets (denominator) $31,895,235 $30,774,891 Operating non-interest expense to total average assets 2.45% 2.55%

23 (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program. Non-GAAP Reconciliation Three months ended (dollars in thousands) Sep 30 Jun 30 2024 2024 Pre-provision net revenue / average assets Plus: Net interest income $258,009 $241,720 Plus: Non-interest income 59,673 92,994 Less: Non-interest expense (226,089) (199,488) Less: Non-PCD credit-related interest income from acquisition (815) (571) Less: Interest rate derivative transition valuation (1) 138 (137) Less: Loss (gain) on acquisition, net of tax 7,706 (47,392) Plus: Loss on securities restructuring - 20,282 Plus: Core deposit intangible amortization 6,155 4,556 Plus: Acquisition-related expense 14,195 13,803 Less: Gain on sale-leaseback - (20,266) Plus: FDIC special assessment (16) - Plus: FultonFirst implementation and asset disposals 9,385 6,323 Pre-provision net revenue (numerator) $128,341 $111,824 Total average assets $31,895,235 $30,774,891 Less: Average net core deposit intangible (89,350) (68,234) Average assets (denominator) $31,805,885 $30,706,657 Pre-provision net revenue / average assets (annualized) 1.61% 1.46%

24 (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program. Non-GAAP Reconciliation (dollars in thousands) Sep 30 Jun 30 2024 2024 Operating return on average common shareholders' equity (tangible) Net income available to common shareholders $60,644 $92,413 Less: Interest rate derivative transition valuation (1) 138 (137) Less: Loss (gain) on acquisition, net of tax 7,706 (47,392) Less: Non-PCD credit-related interest income from acquisition (815) (571) Plus: Loss on securities restructuring - 20,282 Plus: Acquisition-related expense 14,195 13,803 Plus: Intangible amortization 6,287 4,688 Plus: CECL day 1 provision expense - 23,444 Plus: FDIC special assessment (16) - Plus: FultonFirst implementation and asset disposals 9,385 6,323 Less: Gain on sale-leaseback - (20,266) Less: Tax impact of adjustments (6,127) (9,989) Operating net income available to common shareholders (numerator) $91,397 $82,598 Average Shareholders' equity $3,160,322 $2,952,671 Less: Average preferred stock (192,878) (192,878) Less: Average goodwill and intangible assets (644,814) (624,471) Average tangible common shareholders' equity (denominator) $2,322,630 $2,135,322 Operating return on average common shareholders' equity (tangible) 15.65% 15.56% Three months ended

25 (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program. Non-GAAP Reconciliation Three months ended (dollars in thousands) Sep 30 Jun 30 Efficiency ratio 2024 2024 Non-interest expense $226,089 $199,488 Less: Intangible amortization (6,287) (4,688) Less: Acquisition-related expense (14,195) (13,803) Less: FDIC special assessment 16 - Plus: Gain on sale-leaseback - 20,266 Less: FultonFirst implementation and asset disposals (9,385) (6,323) Operating non-interest expense (numerator) $196,238 $194,940 Net interest income $258,009 $241,720 Tax equivalent adjustment 4,424 4,556 Plus: Total non-interest income 59,673 92,994 Less: Interest rate derivative transition valuation (1) 138 (137) Less: Non-PCD credit-related interest income from acquisition (815) (571) Less: Loss (gain) on acquisition, net of tax 7,706 (47,392) Plus: Investment securities (gains) losses, net 1 20,282 Total revenue (denominator) $329,136 $311,452 Efficiency ratio 59.62% 62.59%

26 (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program. Non-GAAP Reconciliation Three Months Ended (dollars in thousands, except per share data) Sep 30 Jun 30 2024 2024 Tangible book value per share Shareholders' equity $3,203,943 $3,101,609 Less: Goodwill and intangible assets (641,739) (648,026) Less: Preferred stock (192,878) (192,878) Tangible common shareholders' equity (numerator) $2,369,326 $2,260,705 Shares outstanding, end of period (denominator) 181,957 181,831 Tangible book value per share $13.02 $12.43